Exhibit 99.1

DLH Announces Leadership Transition
Zach Parker to Retire; Kathryn JohnBull Appointed CEO; Steve Oroho Appointed CFO
June 30, 2026
ATLANTA, June 30, 2026 – DLH Holdings Corp. (NASDAQ: DLHC) (“DLH” or the “Company”), a leading provider of digital transformation and cybersecurity, systems engineering and integration, and science research and development solutions to federal agencies, today announced the following leadership changes:
•Zach Parker will retire from the role of Chief Executive Officer
•The Board has appointed Kathryn JohnBull as CEO
•The Board has appointed Steve Oroho as Chief Financial Officer
Zach Parker
Zach Parker will retire as DLH’s Chief Executive Officer and President effective at the close of business on June 30, 2026. To support a smooth leadership transition, Mr. Parker will remain with the Company as an advisor to the Board and incoming CEO through the end of the current fiscal year. He will continue to serve as a member of the Board and beginning in fiscal 2027 will serve as a consultant to the Company in support of certain strategic growth pursuits.
“Sixteen years ago, Zach Parker became the CEO of a $35 million revenue company that was insignificant to the Government Services industry,” said Chairman of the Board Rick Wasserman. “He built a team, and together, they built that organization into the DLH of today. His accomplishments have been exemplary in shaping the Company’s success and creating significant value for our shareholders and career opportunities for our employees. We are grateful for his leadership and pleased that the Company will continue to benefit from his deep industry knowledge, strategic perspective, and longstanding relationships through his continued service on the Board. We are also appreciative that the team he built is uniquely qualified and well positioned to lead us into the future. We wish Zach a long and enjoyable retirement and much happiness in the future.”
"I am proud of what our team has accomplished and excited about DLH's future," said Mr. Parker. "After 16 years as CEO, I believe this planned transition represents the right next step for the Company and for me personally. Kathryn has been a close partner, and I have great confidence in her ability to lead the Company through its next chapter. I look forward to supporting Kathryn, the leadership team, and the Board as we continue working to create sustainable long-term value for our shareholders."
Kathryn JohnBull
Kathryn JohnBull has been appointed as DLH’s Chief Executive Officer and President upon Mr. Parker’s retirement. Ms. JohnBull brings deep public-company leadership experience, financial discipline, and a thorough understanding of the government services market to her new role. She joined DLH as Chief Financial Officer in 2012, and has been central to the Company’s growth, acquisition strategy, capital markets activities, financial operations, and investor engagement.

“Kathryn is exceptionally well prepared to lead DLH at this important moment in the Company’s evolution,” Mr. Wasserman continued. “During her 14 years with us, she has demonstrated a strong combination of leadership skills, financial acumen, operating discipline, customer understanding, and public-company experience. This promotion is well earned, and the Board is confident that Kathryn and her leadership team are well positioned to advance the Company’s strategy and compete for new business opportunities, which create value for our shareholders.”
“I am honored to lead DLH as we enter the next stage of our corporate journey,” said Ms. JohnBull. “Our company has been built by talented people, highly valued customer relationships, and an unwavering commitment to supporting critical government missions. As we look ahead, our focus will be clear: executing with discipline and excellence, delivering exceptional value for our customers, and investing in and empowering our employees. By embracing innovation and strengthening the capabilities that differentiate DLH, we will continue building a company where our employees will grow, our customers will be well served, and our business will thrive.”
Steve Oroho
Steve Oroho has been appointed as DLH’s Chief Financial Officer and Treasurer upon Ms. JohnBull’s appointment as CEO. Mr. Oroho joined DLH in 2018 and has served as Senior Vice President, Finance & Accounting. In that role, he has played an important part in the Company’s financial reporting, strategic planning, accounting, treasury, and business operations support. As Chief Financial Officer, Mr. Oroho will lead DLH’s finance organization, including accounting, financial planning and analysis, treasury, tax, investor relations, and related financial operations.
“Steve has been an important member of DLH’s finance leadership team and brings deep knowledge of the Company’s operations, financial systems, and strategic priorities,” said Ms. JohnBull. “His experience, judgment, and commitment to disciplined execution will serve DLH well as we continue to advance our strategic and financial objectives.”
“I am grateful for the opportunity to serve as DLH’s Chief Financial Officer,” said Mr. Oroho. “I look forward to continuing to work closely with Kathryn, the Board, and our leadership team to support our customers, strengthen our operating performance, and create sustainable value for our shareholders.”

About DLH:
DLH (NASDAQ: DLHC) enhances technology, public health, and cyber security readiness missions through science, technology, cyber, and engineering solutions and services. Our experts solve some of the most complex and critical missions faced by federal customers, leveraging digital transformation, artificial intelligence, advanced analytics, cloud-based applications, telehealth systems, and more. With a world-class workforce dedicated to the idea that “Your Mission is Our Passion,” DLH brings a unique combination of government sector experience, proven methodology, and unwavering commitment to innovative solutions to improve the lives of millions. For more information, visit www.DLHcorp.com.
Contact Information:
Investor Relations
Chris Witty
(646) 438-9385
cwitty@darrowir.com
Media
communications@dlhcorp.com
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or DLH`s future financial performance. Any statements that refer to expectations, projections or other characterizations of future events or circumstances or that are not statements of historical fact (including without limitation statements to the effect that the Company or its management “believes”, “expects”, “anticipates”, “plans”, “intends” and similar expressions) should be considered forward-looking statements that involve risks and uncertainties which could cause actual events or DLH’s actual results to differ materially from those indicated by the forward-looking statements. Forward-looking statements in this release include, among others, statements regarding the anticipated use of proceeds. These statements reflect our belief and assumptions as to future events that may not prove to be accurate. Our actual results may differ materially from such forward-looking statements due to a variety of factors, including: the failure to achieve the anticipated benefits of any future acquisition (including anticipated future financial operating performance and results); the inability to retain employees and customers; contract awards in connection with re-competes for present business and/or competition for new business; our ability to manage our debt obligations; compliance with bank financial and other covenants; changes in client budgetary priorities; government contract procurement (such as bid and award protests, small business set asides, loss of work due to organizational conflicts of interest, etc.) and termination risks; significant delays or reductions in appropriations for our programs and broader changes in U.S. government funding and spending patterns; legislation that amends or changes discretionary spending levels or budget priorities; legal, regulatory, and political changes from the federal government that could result in economic uncertainty; the impact of inflation and higher interest rates; and other risks described in our SEC filings. For a discussion of such risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s periodic reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended September 30, 2025, as well as interim quarterly filings thereafter. The forward-looking statements contained herein are not historical facts, but rather based on current expectations, estimates, assumptions and projections about our industry and business.
Such forward-looking statements are made as of the date hereof and may become outdated over time. The Company does not assume any responsibility for updating forward-looking statements.